UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report:  August 15, 2005
                (Date of earliest event reported)


                    COGNITRONICS CORPORATION
     (Exact name of registrant as specified in its charter)



         New York           1-8496             13-1953544
        (State of       (Commission       (IRS employer
      Incorporation)    File Number)     Identification No.)




      3 Corporate Drive, Danbury, CT             06810
 (Address of principal executive offices)      (Zip Code)



                           203 830-3400
                 (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities
   Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 2.02. Results of Operations and Financial Condition.

On August 15, 2005, Cognitronics Corporation (the "Company") issued the press release attached as Exhibit 99.1, reporting the Company's results for its second quarter ended June 30, 2004.


Item 7.01. Regulation FD Disclosure

On August 15, 2005, the Company issued the press release attached as
Exhibit 99.2, reporting the receipt of purchase orders aggregating approximately $2 million.



                           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.






                                            COGNITRONICS CORPORATION



Date:  August 15, 2005                     By:/s/ Garrett Sullivan
                                           Garrett Sullivan, Treasurer
                                           and Chief Financial Officer






                         EXHIBIT INDEX


Exhibits:

Exhibit 99.1 Press release issued by Cognitronics Corporation on
             August 15, 2005, reporting its results for its second quarter ended June 30, 2005.

Exhibit 99.2 Press released issued by Cognitronics Corporation on
             August 15, 2005, reporting the receipt of purchase orders aggregating approximately $2 million.